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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2004

                                  COMBANC, INC.

             (Exact name of registrant as specified in its charter)

Delaware                              000-24925            34-1853493
----------------------------         -----------           -------------
(State or other jurisdiction         (Commission           (IRS Employer
 of incorporation)                   File Number)          Identification No.)


229 E. Second Street, P.O. Box 429, Delphos, Ohio                     45833
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(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (419) 695-1055



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Item 5.   Other Events

          News Release dated August 4, 2004. A copy of the News Release is being filed as exhibit 99.1 to this form 8-K and is incorporated herein by reference in its entirety.

Item 7.   Exhibits


2 Agreement and Plan of Merger dated as of August 4, 2004 by and among First Defiance Financial Corp., First Federal bank of the Midwest, ComBanc, Inc. and The Commercial Bank

99.1 News Release dated August 4, 2004 issued by ComBanc, Inc. and First Defiance Financial Corp.

                                      -2-


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMBANC, INC.


                                   By:      /s/ Paul G. Wreede
                                       ----------------------------
                                            Name:    Paul G. Wreede
                                            Title:   President, Chief Executive
                                                     Officer and Director

Date:  August 5, 2004


                                      -3-

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                                 EXHIBIT INDEX

NO.                     DESCRIPTION
---                     -----------
2 Agreement and Plan of Merger dated as of August 4, 2004 by and among First Defiance Financial Corp., First Federal bank of the Midwest, ComBanc, Inc. and The Commercial Bank

99.1 News Release dated August 4, 2004 issued by ComBanc, Inc. and First Defiance Financial Corp.